Exhibit 99.3

Consolidated Balance Sheets

(dollars in millions)

	9-30-11	6-30-11	9-30-10
Assets
Loans	$48,195	$47,840	$51,354
Loans held for sale	479	381	637
Securities available for sale	17,612	18,680	21,241
Held-to-maturity securities	1,176	19	18
Trading account assets	729	769	1,155
Short-term investments	4,766	4,563	1,871
Other investments	1,210	1,195	1,405

Total earning assets	74,167	73,447	77,681
Allowance for loan and lease losses	(1,131)	(1,230)	(1,957)
Cash and due from banks	828	853	823
Premises and equipment	924	919	888
Operating lease assets	393	453	563
Goodwill	917	917	917
Other intangible assets	18	19	39
Corporate-owned life insurance	3,227	3,208	3,145
Derivative assets	940	900	1,258
Accrued income and other assets	2,946	2,968	3,936
Discontinued assets	6,033	6,328	6,750

Total assets	$89,262	$88,782	$94,043

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$27,548	$26,277	$26,350
Savings deposits	1,968	1,973	1,856
Certificates of deposit ($100,000 or more)	4,457	4,939	6,850
Other time deposits	6,695	7,167	9,014

Total interest-bearing deposits	40,668	40,356	44,070
Noninterest-bearing deposits	19,803	19,318	16,275
Deposits in foreign office — interest-bearing	561	736	1,073

Total deposits	61,032	60,410	61,418
Federal funds purchased and securities sold under repurchase agreements	1,728	1,668	2,793
Bank notes and other short-term borrowings	519	511	685
Derivative liabilities	1,141	991	1,330
Accrued expense and other liabilities	1,556	1,518	1,862
Long-term debt	10,717	10,997	11,443
Discontinued liabilities	2,651	2,950	3,124

Total liabilities	79,344	79,045	82,655

Equity
Preferred stock, Series A	291	291	291
Preferred stock, Series B	—	—	2,442
Common shares	1,017	1,017	946
Common stock warrant	—	—	87
Capital surplus	4,191	4,191	3,710
Retained earnings	6,079	5,926	5,287
Treasury stock, at cost	(1,820)	(1,815)	(1,914)
Accumulated other comprehensive income (loss)	143	109	285

Key shareholders’ equity	9,901	9,719	11,134
Noncontrolling interests	17	18	254

Total equity	9,918	9,737	11,388

Total liabilities and equity	$89,262	$88,782	$94,043

Common shares outstanding (000)	952,808	953,822	880,328

Consolidated Statements of Income

(dollars in millions, except per share amounts)

	Three months ended			Nine months ended
	9-30-11	6-30-11	9-30-10	9-30-11	9-30-10
Interest income
Loans	$543	$551	$649	$1,664	$2,036
Loans held for sale	3	3	4	10	13
Securities available for sale	140	149	170	455	474
Held-to-maturity securities	2	1	1	3	2
Trading account assets	5	9	8	21	29
Short-term investments	3	1	1	5	5
Other investments	9	12	11	33	38

Total interest income	705	726	844	2,191	2,597

Interest expense
Deposits	95	100	147	305	547
Federal funds purchased and securities sold under repurchase agreements	1	2	1	4	4
Bank notes and other short-term borrowings	3	3	4	9	11
Long-term debt	57	57	52	163	153

Total interest expense	156	162	204	481	715

Net interest income	549	564	640	1,710	1,882
Provision (credit) for loan and lease losses	10	(8)	94	(38)	735

Net interest income (expense) after provision for loan and lease losses	539	572	546	1,748	1,147

Noninterest income
Trust and investment services income	107	113	110	330	336
Service charges on deposit accounts	74	69	75	211	231
Operating lease income	30	32	41	97	131
Letter of credit and loan fees	55	47	61	157	143
Corporate-owned life insurance income	31	28	39	86	95
Net securities gains (losses) (a)	—	2	1	1	2
Electronic banking fees	33	33	30	96	86
Gains on leased equipment	7	5	4	16	14
Insurance income	13	14	15	42	52
Net gains (losses) from loan sales	18	11	18	48	47
Net gains (losses) from principal investing	34	17	18	86	72
Investment banking and capital markets income (loss)	25	42	42	110	82
Other income	56	41	32	114	137

Total noninterest income	483	454	486	1,394	1,428

Noninterest expense
Personnel	382	380	359	1,133	1,106
Net occupancy	65	62	70	192	200
Operating lease expense	23	25	40	76	114
Computer processing	40	42	46	124	140
Business services and professional fees	47	44	41	129	120
FDIC assessment	7	9	27	45	97
OREO expense, net	1	(3)	4	8	58
Equipment	26	26	24	78	74
Marketing	16	10	21	36	50
Provision (credit) for losses on lending-related commitments	(1)	(12)	(10)	(17)	(22)
Other expense	86	97	114	269	353

Total noninterest expense	692	680	736	2,073	2,290

Income (loss) from continuing operations before income taxes	330	346	296	1,069	285
Income taxes	95	94	85	300	14

Income (loss) from continuing operations	235	252	211	769	271
Income (loss) from discontinued operations, net of taxes	(17)	(9)	15	(37)	(10)

Net income (loss)	218	243	226	732	261
Less: Net income (loss) attributable to noncontrolling interests	1	3	7	12	27

Net income (loss) attributable to Key	$217	$240	$219	$720	$234

Income (loss) from continuing operations attributable to Key common shareholders	$229	$243	$163	$656	$121
Net income (loss) attributable to Key common shareholders	212	234	178	619	111

Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.24	$.26	$.19	$.71	$.14
Income (loss) from discontinued operations, net of taxes	(.02)	(.01)	.02	(.04)	(.01)
Net income (loss) attributable to Key common shareholders	.22	.25	.20	.67	.13

Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.24	$.26	$.19	$.71	$.14
Income (loss) from discontinued operations, net of taxes	(.02)	(.01)	.02	(.04)	(.01)
Net income (loss) attributable to Key common shareholders	.22	.25	.20	.67	.13

Cash dividends declared per common share	$.03	$.03	$.01	$.07	$.03

Weighted-average common shares outstanding (000)	948,702	947,565	874,433	926,298	874,495
Weighted-average common shares and potential common shares outstanding (000) (b)	950,686	952,133	874,433	930,449	874,495

(a)	For the three months ended September 30, 2011, June 30, 2011, and September 30, 2010, Key did not have any impairment losses related to securities.
(b)	Assumes conversion of stock options and/or Preferred Series A shares, as applicable.